Investor Presentation November 2007 1

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Aldabra 2 Acquisition Corp. (“A2”), the paper and packaging businesses of Boise Cascade, L.L.C. (“Boise Cascade”) and the combined business after completion of the transaction contemplated herein (“Boise Paper Company” or “Boise”). Forward-looking statements are statements that are not historical facts. Such forward-looking statements use words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intend,” “plan,” “project,” “continue” and other words and terms of similar meaning. Such forward-looking statements, based upon current beliefs and expectations, are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: Uncertainties as to the timing of the transaction; The ability to obtain financing and the terms of the financing; Satisfaction of closing conditions to the transaction; Costs associated with running the business on a stand-alone basis; Paper industry trends, including factors affecting supply and demand; Changes in input availability and costs including fiber, energy, labor and other materials and costs; Competitive requirements or changes affecting the businesses in which Boise is engaged; Competing technologies, materials and products; Increased capital requirements; Capital availability, cost and terms; Reliability of Boise’s operating equipment; Credit or currency risks affecting Boise’s revenue and profitability; Delisting of the Company’s securities from the American Stock Exchange or an inability to have securities listed on the New York Stock Exchange, NASDAQ or another exchange following the consummation of the transaction; Changing legislation or regulatory environments; Changing interpretations of generally accepted accounting principles; General economic conditions; and Other relevant risks detailed in A2’s and Boise Cascade Holdings, L.L.C.’s filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, the preliminary proxy statement, our quarterly reports on Form 10-Q and our current reports on Form 8-K. The information set forth herein should be read in light of such risks. This information is made only as of the date hereof, and neither A2 nor Boise assumes any obligation to update the information contained in this presentation, whether as a result of new information, future events or otherwise. This presentation contains disclosures of EBITDA, Segment EBITDA, Stand-alone Adjusted EBITDA, Stand-alone Adjusted Run-Rate EBITDA, and other measures for certain periods, which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. The disclosure of our EBITDA-based measures and other measures may not be comparable to similarly titled measures reported by other companies. These EBITDA-based measures should be considered in addition to, and not as a substitute, or superior to, operating income, cash flow, revenue, net income, or other measures of financial performance prepared in accordance with generally accepted accounting principles. 2

Additional Securities Law Information Aldabra 2 Acquisition Corp. (“A2”) has filed with the SEC a preliminary proxy statement (“Preliminary Proxy”) in connection with the proposed acquisition of the paper and packaging businesses of Boise Cascade, L.L.C. (“Boise Cascade”) and intends to mail a definitive proxy statement and other relevant documents to A2’s stockholders. Stockholders of A2 and other interested persons are advised to read A2’s preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with A2’s solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about Boise, A2 and the proposed acquisition. The definitive proxy statement will be mailed to A2’s stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement once it is available, without charge, at the SEC’s Web site at http://www.sec.gov or by directing a request to: Aldabra 2 Acquisition Corp., c/o Terrapin Partners LLC, 540 Madison Avenue, 17th Floor, New York, New York 10022, telephone: 212-710-4100. A2, its current directors, executive officers and representatives, and certain individuals nominated to serve as A2 directors or executive officers following the proposed acquisition may be deemed to be participants in the solicitation of proxies from A2's stockholders in connection with such acquisition. In addition, Lazard Capital Markets LLC and Pali Capital, Inc., two of the underwriters for A2’s IPO, may assist in these efforts and may also be deemed to be participants in such solicitations of proxies. In connection with our IPO, A2 has agreed to pay the underwriters for the IPO an underwriting discount, a portion of which (in the amount of $12,420,000) will not be payable unless and until we complete a business combination. A2 will not pay the underwriters additional fees in connection with any such efforts. Information regarding A2's current directors and executive officers is available in A2's Registration Statement on Form S-1 (Registration Nos. 333-141398 and 333-143890), which was filed with the SEC on March 19, 2007, and subsequent amendments thereto, and are also contained in A2's preliminary proxy statement. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are set forth in the proxy statements currently and to be filed with the SEC in connection with the proposed acquisition. 3

Boise Paper Company: A Great Opportunity Now A substantial business with significant free cash flow $2.3B of sales $250M LTM Stand-alone Adjusted EBITDA and $315M LTM Stand-alone Adjusted Run-Rate EBITDA1 Deal structured to maximize tax efficiency - $150M transaction-based tax savings2 Ready to be a public company with no material “heavy-industry” liabilities $4B asset replacement value3 Buying at an inflection point Major consolidation occurring in both packaging and paper industries Boise evolving from commodity paper to packaging and specialty paper Expected benefits from $146M of recent extraordinary capital investment Favorable currency environment Attractive uses for warrant proceeds Extensive high return capital projects and acquisition opportunities Great management Unique combination of international and domestic experience Public company experience Third party validation Madison Dearborn Partners, LLC (“MDP”) and OfficeMax Incorporated (“OMX”) will indirectly own approximately 40% of Boise Paper Company (“Boise”) post transaction4 Note: (1) LTM in this presentation refers to latest twelve month period ending 9/30/07. LTM Stand-alone Adjusted Run-Rate EBITDA is not reflective of historical performance and reflects estimates of cost-savings and productivity improvements that are expected to be realized in future periods. For details on the calculations of LTM Stand-alone Adjusted EBITDA and LTM Stand-alone Adjusted Run-rate EBITDA, refer to pages 22 and 23. (2) Ten year net present value assumes a step-up in asset value due to the acquisition, a current tax rate of 39%, preliminary assumptions of purchase price and purchase price allocation that are subject to change, a discount rate of 10%, and that Boise will earn sufficient taxable income to use the resulting deductions. (3) Estimated replacement value of Boise’s existing assets with new greenfield assets of similar manufacturing capacity. (4) Assumes (i) $38M of cash contributed by Boise Cascade to Boise, and no working capital adjustments based on the paper, packaging, and newsprint businesses of Boise Cascade; (ii) none of A2’s shareholders exercise their conversion rights and that the average closing price of A2’s common stock for the 20 trading days ending three trading days prior to the consummation of the merger is $9.77 and a $12M working capital adjustment based on A2’s expected cash balance at closing. 4

Aldabra’s Winning Track Record Aldabra Acquisition Corporation (“Aldabra 1”) – A Top Performer February 2005: Aldabra 1 IPO raised $55.2M December 2006: Merged with Great Lakes Dredge & Dock Corporation (“GLDD”) Enterprise value of transaction: $410M GLDD was a MDP portfolio company MDP retained 68% of GLDD Aldabra 1 / GLDD Performance since IPO1 through 11/23/07 Note: (1) Aldabra Acquisition Corporation/ Great Lakes Dredge & Dock Corporation equivalent securities. Assumes warrants were exercised on 7/19/07, the date the warrants were called. 5

Hypothetical Trading Range Based on LTM Stand-alone Adjusted EBITDA A2 Cash per Share estimated as of 10/1/07 Trading at Average Multiple  of Recent Comparable Transactions2 Trading at Public Comps Mean3 Note: (1) Share price assumption based on the following calculation:  [EBITDA Multiple * $250M (Boise’s LTM Stand-alone Adjusted EBITDA) - $908M (net debt)] ÷ 86.26M (primary shares). Primary shares are based on the assumptions specified in footnote 4 on page 4. For details on the calculation of LTM Stand-alone Adjusted EBITDA, refer to pages 22 and 23. (2) See Recent Transactions table in the Appendix. (3) Universe of comparable companies consists of AbitibiBowater, Inc., Domtar, Inc., PH Glatfelter Co., International Paper Co., Neenah Paper, Inc., Packaging Corporation of America, Smurfit-Stone Container Corp., Weyerhaeuser Co. and MeadWestvaco Corp. as of 11/23/07. 6

Experienced Management Team Management team balances global insight and domestic experience Reshaped strategic direction; initiated investment in high-return projects Increased productivity and output Achieved industry-leading employee engagement Alexander Toeldte, CEO Responsible for Boise’s packaging and paper businesses since 2005 Public company CEO experience at Fletcher Challenge Building and Paper units Co-head of McKinsey’s global paper practice Rob McNutt, CFO Extensive experience in operational and corporate finance roles VP, Investor Relations and Public Policy Boise management team has an average of over 20 years of experience in the industry Person Title Years in Industry Years at Company Alexander Toeldte CEO 13 2 Robert McNutt CFO 22 22 Miles Hewitt SVP, Paper 27 25 Judith Lassa VP, Packaging 25 25 Bob Strenge VP, Packaging 31 19 Virginia Aulin VP, Corporate Affairs 14 2 Karen Gowland VP and General Counsel 23 23 Robert Tracy VP, Corporate Development 30 28 7

Boise Overview

Approximately 2.9 Million Tons of Annual Production Capacity and 4,800 Employees


Wallula #3 Calendar


International Falls



Paper Manufacturing
St. Helens, Oregon
Paper Manufacturing
Wallula, Washington
Paper Manufacturing
International Falls, Minnesota
Salem, Oregon
Nampa, Idaho
Burley, Idaho
Salt Lake City, Utah
Regional ServiCenter
Bensenville, Illinois
Regional ServiCenter
Pico Rivera, California
Waco, Texas
Paper Manufacturing
Jackson, Alabama
Paper Manufacturing
DeRidder, Louisiana


St. Helens


Jackson #3 Paper Machine


Waco Corrugator


DeRidder

- UFS Mill / Converting
- UFS Paper Distribution
- Packaging & Newsprint Mill
- Packaging Plant

ALDABRA 2 ACQUISITION CORP.

8

Snapshot: Boise LTM Sales $2.292 Billion1 33% Packaging Newsprint  Linerboard & corrugated containers1 67% Paper Commodity  White Paper Premium &  Specialty White Paper Pulp/Other  Medium    LTM Stand-alone Adjusted EBITDA $250 Million2 33% Packaging Packaging  67% Paper Paper    Note: (1) Percentage calculations based on segment sales for the Paper and Packaging segments only, net of intra-segment eliminations and other items totaling $45M. (2) Percentage calculations based on LTM Segment EBITDA of $159M for Paper and $80M for Packaging, before Corporate and Other Expenses and excluding Stand-alone adjustments totaling $11M. For details on the calculation of LTM Stand-alone Adjusted EBITDA, refer to pages 22 and 23. 9

Boise’s Strategy: In Progress and Producing Results Shift capacity to packaging and grow packaging-related businesses Increase downstream integration: e.g. $43M acquisition of Central Texas Corrugated in 2006 Move into growing packaging-demand driven paper business: e.g. label & release Grow flexible packaging Increase productivity Strategic shift to specialty and premium papers Operating cost reductions and productivity increases $103M capital investment in label & release and containerboard Extensive roster of cost-driven capex opportunities Extraordinary employee involvement Since 2004, 15% staffing reduction while improving output and safety Take advantage of industry consolidation Opportunistic add-on acquisitions Potential for larger transactions as either buyer or seller 10

Industry Consolidation and Pricing Trends Uncoated Freesheet (“UFS”)1 Linerboard2 Note: (1) Market share data source: Boise;  Average transaction prices for Standard Copy Paper, Source: RISI, Inc.  (2) Market share data source: Boise;  Average transaction prices for 42 Lb. Unbleached Kraftliner. Source: RISI, Inc. 11

Paper Business 12

Boise’s Leading Paper Business  North America’s third largest manufacturer of commodity and premium copy paper Strategic supply contract with OfficeMax at market prices runs through 2012; if not renewed, there is a 4-year step-down Shifting to higher margin specialty and premium products including label & release papers and flexible packaging  Opportunities for energy savings and other cost reductions Paper currently represents 67% of Boise’s LTM revenue and Segment EBITDA1 Revenue Segment EBITDA1 Note:  (1)  Segment EBITDA represents segment income before depreciation, amortization, and depletion as described on page 22.  Percentages calculated using segment sales and EBITDA for the Paper and Packaging segments only.  13

Boise’s Diverse Paper Product Offerings Specialty Markets  -  Growing, higher margin and less cyclical Product Segment Key Demand Drivers Label & Release Label requirements and packaged goods shipments Flexible Food Packaging Away-from-home food consumption Premium Office Papers Color copier placements and usage     Traditional UFS Markets - Mature business Product Segment Key Demand Drivers Office Papers Copier and printer placements and white collar employment Printing Advertising and direct mail Form Bond Business transactions and electronic substitution Envelope Direct mail and postal transactions 14

Growing Higher Margin, Less Cyclical Product Mix Shift to specialty and premium products improves financial performance $80M recent extraordinary capital investment in label and release manufacturing increases premium and specialty paper capability at Wallula, WA facility With label & release operations at full capacity, specialty and premium sales increase from 33% to 46% of total UFS production Approximately 73% of commodity UFS production is cut size office paper, a segment with stable demand Boise UFS Sales Volumes (% Tons)1 Note:  (1) Source: Boise. 15

Packaging Business 16

Boise’s Packaging Business Highly efficient integrated packaging system World class linerboard facility in DeRidder, LA near low cost fiber source Adding $23M shoe press in Q1 ‘08 to reduce energy costs and increase production Boise’s converting operations consume 74% of its containerboard production Excellent platform for packaging growth Opportunities for newsprint machine conversion to packaging Opportunities for further growth in converting Packaging represents 33% of Boise’s LTM revenue and Segment EBITDA1 Revenue Segment EBITDA1 Note:  (1)  Segment EBITDA represents segment income before depreciation, amortization, and depletion as described on page 22.  Percentages calculated using segment sales and EBITDA for the Paper and Packaging segments only.  17

Strategic Downstream Conversion System Focus on growing regional markets Northwest 5 converting plants Regional growth exceeds national levels Increased regional market share since 1997 South Central Leading sheet feeder in the region Excellent platform for growth Strong customer base More than 1,300 customers Customers diversified across industries Northwest focus on food is recession resistant Box Shipment Growth, 1997-20061 2006 Packaging Products Customers by Industry2 Note: (1) Source: Fiber Box Association and Boise. (2) Source: Boise. 18

Strategic Options for Newsprint Small player with 3% share in North America All output is sold via long-term marketing relationship with AbitibiBowater Newsprint business has been cash flow positive in 2007 despite weak prices Machines can be converted to containerboard with moderate capital investment Small player with 3% share in North America All output is sold via long-term marketing relationship with AbitibiBowater Newsprint business has been cash flow positive in 2007 despite weak prices Machines can be converted to containerboard with moderate capital investment Boise Geographic Footprint Dallas Austin Houston DeRidder New Orleans Note: (1) Source: RISI, Inc. 19

 Financial Summary 20

 Summary of Historic Financials ($ Millions) Revenue1 Stand-alone Adjusted EBITDA1 Capex Stand-alone Adjusted EBITDA1 less Capex Note: (1) Revenues are presented net of intra-company eliminations of $25M, $18M, $39M and $45M in the years 2004, 2005, 2006, and LTM 9/30/07, respectively. For details on the calculation of LTM Stand-alone Adjusted EBITDA, refer to pages 22 and 23. Figures may not compute exactly due to rounding. 21

 Calculation of Boise’s LTM EBITDA 9/30/07 LTM ($ Millions) Paper $159 Packaging 80 Corporate and Other (5) Segment EBITDA1 $234 Incremental Stand-alone Corporate Overhead (11) Stand-alone EBITDA2 $223 Wallula Start-up 4 Asset Closure 6 Out-of-the-Money Gas Hedge 17 Stand-alone Adjusted EBITDA3 $250 Full Year Benefit of Wallula Hog Fuel Boiler 3 Impact of October Pricing on LTM Volumes for UFS and Specialty Paper 43 Year 1 Benefit of W-3 Conversion 19 Stand-alone Adjusted Run-Rate EBITDA4 $315 See footnotes on the next page 22

 Calculation of Boise’s LTM EBITDA Segment EBITDA represents EBITDA of Boise, which comprises the businesses that will be acquired by A2. Stand-alone EBITDA represents Segment EBITDA adjusted to reflect the increase in corporate expenses to run a stand-alone company which is estimated to be $18M on an annual basis (including Corporate and Other). Stand-alone Adjusted EBITDA includes the following special items: (1) $4M of expenses incurred during the Wallula label and release project; (2) $6M of expenses associated with the closure and sale of the Jackson sawmill and shutdown of the Vancouver and Salem converting operations; and (3) the $17M cost of-out-of-the money fixed-rate gas hedges. The company now relies on collared gas hedges and hedges a smaller portion of its gas exposure. Stand-alone Adjusted EBITDA does not include other pro forma effects of the transaction, including the application of purchase accounting. Stand-alone Adjusted Run-Rate EBITDA includes the following: (1) the expected annual benefit of the Wallula Biomass Fuel Boiler project, which displaces natural gas usage with alternative lower-cost fuels and became operational in August 2007; (2) the benefit that would have resulted had October 2007 product pricing for commodity and specialty uncoated free sheet products been in place for the LTM period ending 9/30/07; and (3) the expected annual benefit of the conversion of the Wallula #3 label and release project in 2008, which became operational in July 2007. Stand-alone Adjusted Run-Rate EBITDA is not reflective of historical performance and reflects estimates of cost-savings and productivity improvements that are expected to be realized in future periods. 23

 EBITDA Sensitivity RISI, Inc. - An independent, widely followed third-party consultant to the paper industry - projects continued increases in key product prices RISI Projections1 May 2007 Sept. 2007 Category 2007 2008 2008 UFS ($/Ton) 970 990 1,036 Linerboard ($/Ton) 525 542 540 Corrugated Products ($/MSF) 59.90 63.60 61.80 Estimated annual effect of changes in certain  key drivers2 + 1% Conversion of  Commodity UFS Production to Label & Release3 + $3.1 M ± $10 Commodity UFS Price (per ton) ± $9.9 M ± $10 Premium & Specialty Papers Price (per ton) ± $4.7 M ± $10 Linerboard Price (per ton) ± $2.4 M ± $1 Price of Corrugated  Product Prices  (per 1,000 sq. ft.) ± $6.5 M 1% Change in Fiber Costs ± $4.4 M Note: (1) Source: RISI, Inc. (2) Source: Boise. Based on third quarter 2007 prices, costs, and volumes. (3) Based on $209 increase in EBITDA per ton of product shifted from commodity UFS to label & release and 1.5M total tons of UFS capacity. It is expected that this marginal EBITDA increase per ton may decline over time. 24

 Boise: Poised to Capitalize on Growth Opportunities Excellent position in both paper and packaging Great employee involvement High-return investment opportunities Shift to growing, higher margin packaging-driven markets Benefit from $80M investment already completed for label & release Potential for more than 200,000 tons of label & release at full capacity $23M investment underway in DeRidder to increase production of linerboard by 50,000 tons and reduce cost Options to convert newsprint Extensive roster of high IRR internal projects to reduce costs and improve margins – great uses for warrant proceeds Multiple potential add-on acquisition targets Natural partner for both US and global producers in both lines of business 25

 Boise Transaction Summary Transaction Value1$ Millions Stock Consideration to Boise Cascade (MDP + OMX) - Cash contributed by Boise Cascade + A2 Cash + Debt Transaction Value $325 - $38 + $392 + $946 $1,625 Share Ownership2 Shares (Millions) % A2 Stockholders 51.75 60% Boise Cascade34.51 40% Total 86.26 100% Financing commitments already in place Expected vote and closing early first quarter of 2008 Note: (1) Assumes (i) $38M of cash contributed by Boise Cascade to Boise, and no working capital adjustments based on the paper, packaging, and newsprint businesses of Boise Cascade; (ii) none of A2’s shareholders exercise their conversion rights and that the average closing price of A2’s common stock for the 20 trading days ending three trading days prior to the consummation of the merger is $9.77 and no working capital adjustments. (2) $12M working capital adjustment based on A2’s expected cash balance at closing, in addition to assumptions outlined in footnote 1. 26

 Boise is the Right Transaction for A2 Great prospects Consolidating markets and capacity lead to forecasted rising prices Favorable currency trends Repositioning to increase margins Benefits from recently completed extraordinary capital projects Great management Unique combination of strategic intelligence and operating experience Boise is ready to be public Great value Acquiring at compelling multiples Evolving toward higher margin, higher multiple company Deal structured to maximize tax efficiency No material “heavy industry” liabilities High replacement cost Great upside Real uses for warrant proceeds Significant free cash flow generator Third party validation - current owners staying on board 27

 Appendix Recent Acquisition Multiples Recent Trading Multiples Reconciliation of Non GAAP Items Debt Financing 28

 Recent Acquisition Multiples and Public Company Trading Valuations 29

Recent Acquisition Multiples

Date Announced	Acquiror	Target	Product offering of target	Total Transaction Value (*$ in Millions*)	Transaction Value as Multiple to LTM Sales	LTM EBITDA
Paper						
9/21/2007	NewPage Holding	Stora Enso North America	Coated publishing papers	$2,520	1.2x	9.5x
1/29/2007	Bowater, Inc.	Abitibi-Consolidated, Inc.[1]	Newsprint, coated publishing papers and wood products	4,456	1.1	9.2
8/22/2006	Domtar, Inc.	Fine paper business of Weyerhaeuser	Uncoated fine paper	3,300	NM	8.7
6/4/2006	Apollo Management LP	Coated paper business of International Paper (Verso Paper)	Coated fine and publishing papers	1,400	0.9	7.0
11/13/2005	Koch Industries, Inc.	Georgia-Pacific LLC[2]	Tissue, pulp, containerboard, uncoated fine paper, paperboard and building products	23,996	1.3	9.1
1/14/2005	Cerberus Capital Mgmt	Paper business of MeadWestVaco	Coated fine paper	2,300	0.8	9.8
7/26/2004	Madison Dearborn Partners LLC	Wood and paper businesses of Boise Cascade	Uncoated fine paper, newsprint, building products and containerboard	3,696	0.7	6.9
Packaging						
12/6/2006	Cascades, Inc.	Norampac Inc.	Containerboard and corrugated products	1,270	1.1x	9.0
5/11/2006	Texas Pacific Group	Packaging business of Smurfit-Stone (Bluegrass Container)	Coated recycled paperboard, folding cartons, multiwall bag packaging and flexible packaging	1,040	0.6	8.2
4/29/2004	Sonoco Products Co.	Corrflex Graphics LLC	Retail displays and packaging services	250	1.3	NM
4/21/2004	International Paper, Inc.[3]	BoxUSA, Inc.	Containers, containerboard	400	0.8	14.0
9/27/2001	Temple Inland, Inc.	Gaylord Container Corp	Containers, corrugated sheets, containerboard, unbleached kraft paper, multiwall and retail bags	848	0.8	9.3
2/23/2000	Smurfit-Stone Container Corp.	St. Laurent Paperboard, Inc.	Linerboard, foodboard, and corrugated sheets	1,391	1.5	9.8
1/26/1999	Madison Dearborn Partners LLC	Packaging Corporation of America (Tenneco)	Containerboard and corrugated packaging	2,200	1.0	6.7
		All Comparables:		**Mean**	**1.0x**	**9.0x**
				Median	**1.0x**	**9.0x**
Boise LTM Acquisition Multiples (based on $1.625B transaction value)[4]					**0.7x**	**6.5x**

Note: Sources: Lazard, company filings, Wall Street research and Thomson SDC.

(1) Includes paper capacity only.

(2) Total Transaction Value includes other long-term liabilities of asbestos liabilities, insurance receivables, fair value of interest rate exchange agreements and commercial paper associated with monetization of receivables from 1999 sale of California timberlands. Excluding these items, Transaction Value is $20.461B and the LTM Sales and LTM Adjusted EBITDA multiples would be 1.1 and 7.7, respectively.

(3) At the time of this transaction, the acquiror projected synergy and savings, the inclusion of which resulted in a pro forma Total Enterprise Value/EBITDA multiple lower than the multiple based on LTM Adjusted EBITDA.

(4) Based on 9/30/07 LTM revenue and LTM Stand-alone Adjusted EBITDA of $2.292B and $250M, respectively, an acquisition enterprise value of $1.625B. For details on the calculation of LTM Stand-alone Adjusted EBITDA, refer to pages 22 and 23.

ALDABRA 2 ACQUISITION CORP.

30

Rational for Selected Comparable Companies Boise should be compared to companies that reflect its diverse revenue base Commodity UFS, specialty and premium papers, packaging and newsprint Comparables include: Commodity UFS: Domtar Specialty and premium paper: Neenah and PH Glatfelter Diversified UFS and packaging: International Paper Packaging: Packaging Corporation of America, Smurfit Stone, MeadWestvaco and Weyerhaeuser Newsprint: AbitibiBowater Relative to the comparable company universe, Boise has: Minimal foreign currency exposure No building products production No significant pulp exposure No strategic merger integration issues Limited legacy contingent liabilities Limited unfunded retiree obligations Recent capital investments (Wallula, CTC) increase Boise’s focus on both packaging and specialty paper Packaging companies generally have higher growth and multiples than commodity paper producers 33% of Boise’s business is from Packaging Specialty paper companies often trade at higher multiples due to more stable product pricing and higher margins relative to commodity producers 31

 Recent Trading Multiples Company Product offering Enterprise Value/ LTM Sales Enterprise Value/ LTM EBITDA AbitibiBowater, Inc.1 Newsprint, coated publishing papers and wood products 1.1x 18.7x Domtar, Inc2 Uncoated free sheet, pulp and wood products 0.9 6.7 PH Glatfelter Co.3 Specialty papers 0.9 7.6 International Paper Co.4 Uncoated fine papers, containerboard and paperboard 0.9 7.3 Neenah Paper, Inc.5 Specialty papers and pulp 0.9 8.3 Packaging Corp of America6 Containerboard 1.5 7.9 Smurfit-Stone Container Corp.7 Containerboard 0.9 8.6 Weyerhaeuser Co.8 Containerboard, timber, wood products and real estate development 1.3 12.1 MeadWestvaco Corp.9 Paperboard, plastic packaging and specialty chemicals 1.2 8.6 Mean 1.1 9.5 Median 0.9 8.3 A2 / Boise (based on A2 cash per share estimated as of 10/1/07)10 0.7x 7.0x 32

 Notes to Recent Trading Multiples (1) AbitibiBowater, Inc.'s LTM 9/30/07 EBITDA excludes $6M in impairment charges, $170M in gains on dispositions of assets, $64M refunded duties net of an arbitration award, $27M in employee termination costs, $20M in transaction related expenses, CN$82M in various gains offset by restructuring charges, and CN$186M in refunded duties net of current duties. (2) Domtar, Inc.’s LTM 9/30/07 revenue and EBITDA are based on the company’s pro forma combined results excluding $29M in transaction related costs and $749M in goodwill impairment charges. (3) PH Glatfelter Co.’s LTM 9/30/07 EBITDA excludes $2M in restructuring charges, $26M in environmental remediation charges, $10M in pension income included in COGS and SG&A, and $27M in gains on dispositions of assets. (4) International Paper Company’s LTM 9/30/07 EBITDA excludes $197M in restructuring charges, $4.4B in gains on the sale of forest lands, a $759M goodwill impairment charge, $164M in gains on asset sales, and $6M in reversals on reserves no longer needed. (5) Neenah Paper, Inc’s LTM 9/30/07 EBITDA excludes a $6M gain on the sale of woodlands and $6M in other income that Neenah classifies as part of operating income. (6) Packaging Corporation of America’s LTM 9/30/07 EBITDA excludes $7M in other expenses that Packaging Corp. classifies as part of operating income. (7) Smurfit-Stone Container Corporation’s LTM 9/30/07 EBITDA excludes $53M in restructuring charges and $64M in losses on the disposal of assets. (8) Weyerhaeuser Co.’s LTM 9/30/07 EBITDA excludes the fine paper business assets now part of Domtar, Inc., $12M in reversals of restructuring charges, $38M in charges relating to the closure of a site, $45M in goodwill impairment charges, and $54M in asset impairment charges, and $74M in other income that Weyerhaeuser classifies as part of operating income. (9) MeadWestvaco Corporation’s LTM 9/30/07 EBITDA excludes $84M in restructuring charges and $141M in other income that MeadWestvaco classifies as part of operating income. (10) Assumes (i) $38M of cash contributed by Boise Cascade to Boise, and no working capital adjustments based on the paper, packaging, and newsprint businesses of Boise Cascade; (ii) none of A2’s shareholders exercise their conversion rights and that the average closing price of A2’s common stock for the 20 trading days ending three trading days prior to the consummation of the merger is $9.77 and a $12M working capital adjustment based on A2’s expected cash balance at closing; (iii) based on A2 cash per share estimated as of 10/1/07; (iv) 9/30/07 LTM revenue and LTM Stand-alone Adjusted EBITDA of $2.292B and $250M, respectively. For details on the calculation of LTM Stand-alone Adjusted EBITDA, refer to pages 22 and 23. 33

 Reconciliation of Non GAAP Financial Measures EBITDA represents income before interest, income taxes, depreciation, amortization and depletion The following table reconciles net income to EBITDA for the years ended December 31, 2004, 2005, and 2006; and the twelve months ended September 30, 2007 Total Boise 9/30/2007 ($ Millions) 2004 2005 2006 LTM Net income (loss) $(18) $72 $93 $116 Interest income (expense) - - (1) (1) Income tax provision (benefit) (25) 2 1 3 Depreciation, amortization and depletion 173 95 116 115 EBITDA $130 $169 $210 $234 34

 Segment EBITDA Segment EBITDA represents segment income (loss) before depreciation, amortization and depletion. The following table reconciles segment income (loss) to segment EBITDA for the years ended December 31, 2004, 2005, and 2006; and the twelve months ended September 30, 2007. Paper Segment income (loss) $(18) $58 $63 $98 Depreciation, amortization & depletion 127 55 62 61 EBITDA 110 113 126 159 Packaging Segment income 5 24 45 29 Depreciation, amortization & depletion 41 37 51 51 EBITDA 46 61 96 80 Corporate and Other Segment loss (31) (8) (15) (8) Depreciation, amortization & depletion 5 3 3 3 EBITDA (26) (5) (12) (5) Total EBITDA $130 $169 $210 $234 35

 Debt Financing1 Goldman Sachs and Lehman Brothers have entered into a commitment letter with A2 for Debt Facility The commitment letter calls for a Debt Facility consisting of: $250M Revolver $250M First Lien Term Loan A $475M First Lien Term Loan B $200M Second Lien Term Loan A combination of a Second Lien Term Loan (of up to an additional $61M), additional equity, and Seller Subordinated Note is available in case A2 shareholders exercise conversion rights Weighted interest cost of LIBOR + 395 bps on funded debt, assuming no conversion rights exercised A 100 bps increase in the weighted average interest rate would result in an approximately $9.6M annual increase in interest expense, assuming no conversion rights exercised Syndication of the debt facility will begin immediately after the shareholder meeting LTM Stand-alone Adjusted EBITDA exceeds estimated interest expense by 2.6x; LTM Stand-alone Adjusted Run-Rate EBITDA exceeds estimated interest expense by more than 3.0x2 Note:(1) The terms of A2’s new credit facilities have not been finalized, are subject to, among other things, market risk and may change. The rate shown is based on the indicative rates set forth in the debt commitment letters and may be changed at Goldman Sachs’ discretion to facilitate syndication, subject to the terms of the debt commitment letters. Adverse market conditions could result in higher than expected interest rates or more restrictive terms than those currently expected. Please refer to the preliminary proxy for additional details on the Debt Facility. (2) Estimated ratios assume $908M of total net indebtedness and a LIBOR rate of 5.05%. Does not assume additional borrowings to account for original issue discount. For details on the calculations of LTM Stand-alone Adjusted EBITDA and LTM Stand-alone Adjusted Run-rate EBITDA, refer to pages 22 and 23. 36